Navigator Tactical Fixed Income Fund

Class A	NTBAX
Class C	NTBCX
Class I	NTBIX

(a series of Northern Lights Fund Trust)

Supplement dated May 1, 2014
to the Prospectus dated March 3, 2014

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Effective April 1, 2014, Robert S. Bennett, Jr. has been added as a portfolio manager of the Navigator Tactical Fixed Income Fund (the “Fund”) and is, together with K. Sean Clark, David J. Rights and Mason Wev, primarily responsible for the day-to-day management of the Fund. The investment objective, principal investment strategies and principal risks of the Fund have not changed.

The following information is to be included in the section titled “Portfolio Managers” on pages 5 of the Prospectus:

Portfolio Managers:

Robert S. Bennett, Jr. is a Portfolio Manager and member of the adviser’s investment committee.  He has served the Fund as a Portfolio Manager since April 1, 2014.

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The following information is to be included in the section titled “Portfolio Manager” on page 14 of the Prospectus:

PORTFOLIO MANAGERS:

Robert S. Bennett, Jr.

Portfolio Manager

Mr. Bennett serves as a co-portfolio manager to the Fund. Mr. Bennett joined the adviser in 2014.   He has over eight years of experience with the management and trading of various securities and derivatives. Mr. Bennett has had extensive experience overseeing the daily trading activities of various long and short ETFs and mutual funds for ProShare Advisors LLC, including: trading cash equities, synthetic equities, futures, credit default swaps, corporate bonds, treasuries, and FX forwards. Mr. Bennett worked for ProShare Advisors, LLC from 2008-2014. He began his career as a Financial Advisor at UBS Financial Services, Inc. Robert received his B.S. in business management from Wentworth Institute of Technology.

The Statement of Additional Information provides additional information about the portfolio manager’s compensation, other accounts managed, and ownership of Fund shares.

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You should read this Supplement in conjunction with the Prospectus and Statement of Additional Information Supplement dated March 3, 2014.  These documents provide information that you should know about the Funds before investing and have been filed with the Securities and Exchange Commission.  These documents are available upon request and without charge by calling the Fund toll-free at 1-877-766-2264.

Please retain this Supplement for future reference.

Navigator Tactical Fixed Income Fund

Class A	NTBAX
Class C	NTBCX
Class I	NTBIX

(a series of Northern Lights Fund Trust)

Supplement dated May 1, 2014
to the Statement of Additional Information (“SAI”) dated March 3, 2014

______________________________________________________________________

Effective April 1, 2014, Robert S. Bennett, Jr. has been added as a portfolio manager of the Navigator Tactical Fixed Income Fund (the “Fund”) and is, together with K. Sean Clark, David J. Rights and Mason Wev, primarily responsible for the day-to-day management of the Fund. The investment objective, principal investment strategies and principal risks of the Fund have not changed.

The following replaces the information in the section titled “Portfolio Managers” on page 42 of the SAI:

PORTFOLIO MANAGERS

The following table lists the number and types of accounts managed by the portfolio managers in addition to those of the Fund and assets under management in those accounts as of April 1, 2014:

Total Other Accounts Managed

Portfolio Manager	Registered Investment Company Accounts	Assets Managed ($ millions)	Pooled Investment Vehicle Accounts	Assets Managed	Other Accounts	Assets Managed ($ millions)
K. Sean Clark	32	$158	9	$113	7,486	$1.76 billion
David J. Rights	0	N/A	0	N/A	0	N/A
Mason Wev	0	N/A	0	N/A	0	N/A
Robert S. Bennett, Jr.	0	N/A	0	N/A	0	N/A

Other Accounts Managed Subject to Performance-Based Fees

Portfolio Manager	Registered Investment Company Accounts	Assets Managed ($ millions)	Pooled Investment Vehicle Accounts	Assets Managed	Other Accounts	Assets Managed ($ millions)
K. Sean Clark	0	N/A	0	N/A	0	N/A
David J. Rights	0	N/A	0	N/A	0	N/A
Mason Wev	0	N/A	0	N/A	0	N/A
Robert S. Bennett, Jr.	0	N/A	0	N/A	0	N/A

Conflicts of Interest.

As indicated in the table above, portfolio managers at the Adviser may manage numerous accounts for multiple clients.  These accounts may include registered investment companies, other types of pooled accounts (e.g., collective investment funds), and separate accounts (i.e., accounts managed on behalf of individuals or public or private institutions).  The portfolio managers make investment decisions for each account based on the investment objectives and policies and other relevant investment considerations applicable to that portfolio.

When the portfolio managers have responsibility for managing more than one account, potential conflicts of interest may arise.  Those conflicts could include preferential treatment of one account over others in terms of allocation of resources or of investment opportunities. For instance, the Adviser may receive fees from certain accounts that are higher than the fee it receives from the Fund, or it may receive a performance-based fee on certain accounts. In those instances, the portfolio managers may have an incentive to favor the higher and/or performance-based fee accounts over the Fund.  The Adviser has adopted policies and procedures designed to address these potential material conflicts.  For instance, the portfolio managers are normally responsible for all accounts within a certain investment discipline, and does not, absent special circumstances, differentiate among the various accounts when allocating resources.  Additionally, the Adviser utilizes a system for allocating investment opportunities among portfolios that is designed to provide a fair and equitable allocation.

Each portfolio manager receives a salary and may be eligible for a discretionary bonus based upon the firm’s overall performance, and a share of the profits of the Adviser, if any.

Ownership.

The following table shows the dollar range of equity securities beneficially owned by the portfolio manager of the Fund as of April 1, 2014.

Name of Portfolio Manager	Dollar Range of Equity Securities in the Fund
K. Sean Clark	None
David J. Rights	None
Mason Wev	None
Robert S. Bennett, Jr.	None

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You should read this Supplement in conjunction with the Prospectus and Statement of Additional Information Supplement dated March 3, 2014.  These documents provide information that you should know about the Funds before investing and have been filed with the Securities and Exchange Commission.  These documents are available upon request and without charge by calling the Fund toll-free at 1-877-766-2264.

Please retain this Supplement for future reference.